 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2012

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 INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada  89113

(Address of Principal Executive Offices) (Zip Code)

 (702) 669-7777

(Registrant's Telephone Number, Including Area Code)

 N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)     Effective June 4, 2012, Eric A. Berg has been appointed Chief Operations Officer of International Game Technology (the “Company”) and is no longer serving as President of the Company. In his new role, Mr. Berg will continue to report to Patti S. Hart, Chief Executive Officer, and will have responsibility for global services, information technology and procurement, manufacturing, and product management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

June 4, 2012	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton Vice President, Deputy General Counsel